HIGHPEAK ENERGY

Hannathon Acquisition

April 2022



Consideration, Funding and Timing

- HighPeak Energy has announced an accretive acquisition of Hannathon Petroleum, LLC's ("Hannathon") assets in Howard County, Texas
  - Acquired for ~3x multiple on 2022E EBITDAX
  - Includes ~200 gross / ~150 net top tier drilling locations
- Mix of cash and equity consideration paid to Hannathon, prior to purchase price adjustments
  - $255 million cash consideration at closing
  - 3.78 million shares of HighPeak common stock
- Cash portion of consideration expected to be funded using a combination of cash on hand and revolving credit facility draw
  - HighPeak expects to receive consents from the bank group to substantially increase aggregate commitments and borrowing base
- Hannathon has a diffuse ownership group and HPK pro forma shareholder concentration will not be materially affected
  - Over 30 individual investors; largest two owners represent ~50%
- Transaction has been approved by the HighPeak Board of Directors and Hannathon Petroleum
- Effective date of January 1st, 2022, with anticipated close expected early 3Q/2022

HighPeak Acreage Position and Selected Offset Operators


Dawson
Borden
Scurry
Martin
Howard
Mitchell
HighPeak
Hannathon
Bayswater
Laredo
SM Energy
Diamondback
Murchison
Sinclair
Ovintiv
Pioneer
Callon
Surge

Hannathon Overview

- Scaled, contiguous position of ~18,600 net acres in Howard County, TX
  - Contiguous position allows for capital efficient, long lateral development
    - ~90% of inventory has 10,000'+ LL
  - HPK plans to maintain current one rig program on the acreage through 2022
- Hannathon has invested to de-risk their acreage position
  - 24 horizontal PDP wells across five targets: 4 LSBY, 5 WCA, 1 WCB, 2 WCC and 12 WCD
  - ~100 vertical wells and 3D seismic coverage across position provide substantial well control and sub surface dataset on targets across position
- Acquisition includes Hannathon-owned water infrastructure which is proximal to HighPeak's existing Signal Peak acreage
  - HighPeak currently has a non-operated ownership interest in ~60% of the Hannathon gross acreage position

2022 Average / 2022 Exit Rate Production	~5.0 / ~7.5 MBoe/d (~85% liquids / ~65% oil)
Total Net Acres	~18,600 (~100% operated / ~68% HBP)
2022E EBITDAX[(1)]	~$117 million
Operated Locations (Gross / Net)	~200 / ~150
Average annual decline rates (3-year / 5-year)[(2)]	29% / 23%

Hannathon Has Substantial Infrastructure-In-Place


Gas to WTG East Vealmoor
Gas to WTG Jameson
Gas to DCP Triad
350
20
87
Delek Refinery
High Peak
Hannathon Acreage
Hannathon Hz. PDP Wells
Hannathon Vert. PDP Wells
Tank Battery
Hannathon PW Pipe
Hannathon SWD Wells
Hannathon Frac Pit
Main Roads and Highways

(1) Based on flat $105/bbl oil price deck.
(2) Reflects HighPeak management estimates.

HIGHPEAK ENERGY

2022E Outlook[2]	HighPeak Standalone	Hannathon Petroleum	Pro Forma for Hannathon
Net acres	~72.5k[1]	~18.6k	~91.1k
Average Production (Boe/d)	27,000 – 32,500	~5,000	32,000 – 37,500
Exit Rate Production (Boe/d)	40,000 – 45,000	~7,000 – 8,000	47,000 – 53,000
Capital Expenditures ($mm)	$750 – $800	$75 – $100	$825 – $900

Further adds to HighPeak's top tier drilling inventory with ~150 net development locations yielding NPV-10 of ~$15mm/well, ROR >140% and payout <1 year[3]

(1) Pro forma for 9,500 net acres acquired from Flat Top asset acquisitions during 10/22. For additional details please reference HighPeak's FY 2021 10-K.
(2) Based on a four-rig HighPeak drilling program and continuation of Hannathon's one-rig program.
(3) Economics based on 12,500' lateral and flat $105/bbl oil price deck.

HANNATHON PETROLEUM ACQUISITION CHECKS ALL THE BOXES

Criteria	Combined	Commentary
Scale Increased Size and Greater Efficiency	☑	▪ Creates unparalleled Howard County pure-play independent (~92% liquids) with significant scale and development runway – >90,000 combined acres and >2,000 combined locations – Pro forma 2022E average net daily production of ~35 MBoe/d[1] – Contiguous acreage blocks and deep inventory offers operator flexibility
Cash Flow Leading margins drive material cash flow growth	☑	▪ Expands high quality, oil-weighted production base with industry-leading margins ▪ Concentrated operational footprint leads to enhanced efficiencies ▪ Broadens portfolio of opportunities for flexible capital allocation ▪ Hannathon's one-rig program is anticipated to be self-funded through acquisition close based on current strip and cash flow positive in the second half of the year
Synergies Capital Plan Optionality and Operational Efficiency	☑	▪ Incorporating learnings from both operators allow HighPeak to continue cost-effective development ▪ Contiguous acreage position, non-operated overlap and shared infrastructure expected to provide ~$70 million of realizable synergies on a present value basis
Accelerated Development Runway Enhanced Opportunity and Inventory	☑	▪ Hannathon infrastructure-in-place will improve Signal Peak well economics and accelerate development plans ▪ Acquisition adds to HighPeak's robust inventory with additional ~200 gross / ~150 net locations

(1) Represents mid-point of pro forma 2022 Outlook under a HighPeak four-rig drilling program and continuation of Hannathon's one-rig program.

CAPITAL STRUCTURE AND LIQUIDITY UPDATE

Capital Structure

($ in millions, except share amounts)	As of Closing of the 2024 Notes on 2/16/22 Pro Forma[1]	Pro Forma for Hannathon
Common Stock (mm)	104.5	108.3
Stock Price as of 4/26/22	$29.99	$29.99
Market Capitalization	$3,135	$3,249
Plus: Total Debt	$225	$480
Less: Cash	(82)	(82)
Enterprise Value	**$3,278**	**$3,646**

Liquidity

($ in millions)	As of Closing of the 2024 Notes on 2/16/22 Pro Forma[1]	Pro Forma for Hannathon
Revolver Borrowing Base	$139	$500[2]
Less: Revolver Borrowings	–	255
RBL Availability	$139	$245
Plus: Cash	82	82
Liquidity	**$221**	**$327**

Source: HighPeak closing share price based on FactSet as of 4/26/22.
(1) HighPeak balance sheet as of 2/16/22. Proforma for Flat Top acquisitions with total consideration of 7.78 million shares and $4 million cash paid and 2024 Notes issuance.
(2) Shown for illustrative purposes only; borrowing base redetermination is currently in process.

DISCLAIMER

HIGHPEAK ENERGY

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control.

These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2022 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

NO OFFER OR SOLICITATION

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or its affiliates, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This presentation should not be considered as a recommendation that any investor should subscribe for or purchase any securities. No offer of securities shall be made except by means of separate and distinct documentation in the form of a private placement memoranda, offering circular, subscription agreement or other equivalent document ("offering document") and any decision to purchase or subscribe for any securities pursuant to such offer should be made solely on the basis of such offering document and not this presentation. This presentation may not be relied upon for the entering into of any transaction.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. Original oil in place, or "OOIP" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor OOIP constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

DISCLAIMER CONTINUED

USE OF PROJECTIONS

This presentation contains projections for HighPeak, including with respect to its operating margin, capital expenditures, drilling pace, average lateral lengths, production, operating expenses and well results. HighPeak's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if HighPeak's assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside its control. Accordingly, there can be no assurance that the projected results are indicative of HighPeak's future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes non-GAAP financial measures, including EBITDAX, operating margin and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non- GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak defines operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash operating margin as unhedged realized price less lease operating expense, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and includes market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

TRADEMARKS AND TRADE NAMES

HighPeak owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with HighPeak or an endorsement or sponsorship by or of HighPeak. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that HighPeak will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

HIGHPEAK ENERGY, INC.

Contact Information

Corporate Headquarters
421 W. 3rd St., Suite 1000
Fort Worth, TX 76102
www.highpeakenergy.com

Ryan Hightower, Vice President - Business Development
(817) 850-9204
IR@highpeakenergy.com

